UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 13, 2024

TETRA Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13455	74-2148293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of Principal Executive Offices, and Zip Code)

(281) 367-1983
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TTI	New York Stock Exchange
Preferred Share Purchase Right	NA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 13, 2024, TETRA Technologies, Inc., a Delaware corporation (“TETRA”), and certain of its subsidiaries entered into (i) an Agency Resignation, Appointment and Acceptance Agreement (the “Agency Resignation Agreement”) with JPMorgan Chase Bank, N.A., as resigning administrative agent (“JPM”), Bank of America, N.A., as successor administrative agent (“BofA”) and the lenders party thereto and (ii) an amendment (the “ABL Credit Agreement Amendment”) to the Credit Agreement dated as of September 10, 2018 (as previously amended, the “ABL Credit Agreement”), with BofA, as successor administrative agent, and each of the lenders and issuing banks party thereto. As of the date of the ABL Credit Agreement Amendment, there were no amounts drawn and outstanding.

The Agency Resignation Agreement and the ABL Credit Agreement Amendment amended the ABL Credit Agreement by, among other things, (a) increasing the commitments of the lenders under the revolving line of credit from $80,000,000 to $100,000,000; (b) modifying the accordion feature set forth in the ABL Credit Agreement to allow TETRA to request that the commitments thereunder be increased from time to time by up to $25,000,000 in the aggregate; (c) extending the maturity date of the ABL Credit Agreement from May 31, 2025 to May 13, 2029; (d) replacing JPM with BofA as administrative agent and swingline lender; (e) decreasing the component of the borrowing base comprised of inventory and receivables of certain subsidiaries organized under the laws of England and Wales (the “UK Borrowing Base Component”) to $0 until such time as TETRA elects to reinstate the UK Borrowing Base Component and satisfies certain other conditions related thereto; and (f) amending certain other provisions as set forth therein.

The preceding description of the Agency Resignation Agreement and the ABL Credit Agreement Amendment is a summary and is qualified in its entirety by the Agency Resignation Agreement and the ABL Credit Agreement Amendment, copies of which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Agency Resignation, Appointment and Acceptance Agreement dated May 13, 2024 between TETRA Technologies, Inc. and certain subsidiary borrowers, JPMorgan Chase Bank, N.A. and Bank of America, N.A.
10.2*
Sixth Amendment to Credit Agreement and Second Amendment to Pledge and Security Agreement dated May 13, 2024 between TETRA Technologies, Inc., certain subsidiaries of the company, and Bank of America, N.A.

104	Cover Page Interactive Data File

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By:	/s/Brady M. Murphy
Brady M. Murphy
President and
Chief Executive Officer

Date:	May 17, 2024
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